EXHIBIT 32.4
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350
I, Ernest E. Maddock, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that Amendment No. 1 to the Quarterly Report of Micron Technology, Inc. on Form 10-Q/A for the period ended March 3, 2016, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in Amendment No. 1 to the Quarterly Report on Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of Micron Technology, Inc.

Date: September 8, 2016	/s/ Ernest E. Maddock
Ernest E. Maddock Chief Financial Officer and Vice President, Finance